Jounce Therapeutics A Next Gen Immunotherapy Company

Legal Disclaimer Various statements concerning Jounce’s future expectations, plans and prospects, including without limitation, Jounce’s expectations regarding the timing, progress and results of research and development programs, preclinical studies and clinical trials for Jounce’s product candidates and any future product candidates, the potential benefits of any of these product candidates and the timing or likelihood of regulatory filings may constitute forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws and are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these forward looking statements, which often include words such as “anticipate,” “estimate,” “expect,” “explore,” “goal,” “intend,” “may,” “on track,” “tracking,” “undue,” “plan,” “position,” “predict,” “target,” “potential” or similar terms, variations of such terms or the negative of those terms. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee such outcomes. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, Jounce’s ability to successfully demonstrate the efficacy and safety of its product candidates and future product candidates, the preclinical and clinical results for its product candidates, which may not support further development and marketing approval, the potential advantages of Jounce’s product candidates, the development plans of its product candidates, actions of regulatory agencies, which may affect the initiation, timing and progress of preclinical studies and clinical trials of its product candidates, Jounce’s anticipated milestones, Jounce’s ability to obtain, maintain and protect its intellectual property, Jounce’s ability to enforce its patents against infringers and defend its patent portfolio against challenges from third parties, the timing, cost or other aspects of a potential commercial launch of Jounce’s product candidates and potential future sales of our current product candidates or any other potential products if any are approved for marketing, competition from others developing products for similar uses, Jounce’s ability to manage operating expenses, Jounce’s ability to maintain its collaboration with Celgene and establish or maintain future collaborations, Jounce’s dependence on third parties for development, manufacture, marketing, sales and distribution of product candidates and unexpected expenditures, as well as those risks more fully discussed in the section entitled “Risk Factors” in Jounce’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission as well as discussions of potential risks, uncertainties, and other important factors in Jounce’s subsequent filings with the Securities and Exchange Commission. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 2 | Jounce Therapeutics © January 2019

Investment Highlights and Differentiation Advancing our Diverse Pipeline Robust Translational Science Platform • Three immunotherapies in the clinic in 2019 • Commitment to translational approach – JTX-2011 (ICOS) Phase 1/2 – New programs linked to immune cell composition – JTX-4014 (PD-1) Phase 1 in tumors – JTX-8064 (LILRB2) progress to IND / Phase 1 – Analysis of responding versus non-responding patients to inform mechanism and biomarkers • Advancing additional novel discovery programs Financial & Strategic Strength Experienced Founders & Management Team • Strong balance sheet • Founders with fundamental roles in IO biology: • Strategic collaboration with co-development Coley, Lasker and Nobel awards and co-commercialization features • Management with broad R&D and commercial experience including leadership roles in 3 | Jounce Therapeutics © January 2019

DELIVERING VALUE PIPELINE EXECUTION APPROACH & IO OPPORTUNITY 4 | Jounce Therapeutics © January 2019

The Jounce Solution: Next Generation IO Will Require a Translational Approach Next Generation IO: Translational Science Innovative Pipeline What Will it Take? Platform • Identify the right patients • Biomarker driven approach Tumor Immune Infiltrate • Move beyond PD-1 centric • Rational, science-based approach Gene Signatures combinations • Address unmet need in Blood Cell Population • Diverse pipeline targeting tumors without T cells multiple immune cells Mutational Analysis Bioinformatics 5 | Jounce Therapeutics © January 2019

Jounce Immunotherapy Pipeline

Development Programs

Program	Target	Biology	Preclinical	Clinical – Phase 1	Clinical – Phase 2	Clinical – Phase 3
JTX-2011	ICOS	CD4 T cell focused				
JTX-4014	PD-1	CD8 T cell focused				
JTX-8064	LILRB2	Suppressive macrophage, colder tumor				

Named Celgene Option
Celgene Target Pool

Research Programs

Target	Rights
Stromal	Jounce Wholly-owned
Macrophage, B-cell, T-reg	Celgene Target Pool

Reverse translational work leading to new targets, methods and paradigms

6 | Jounce Therapeutics © January 2019

Jounce THERAPEUTICS

Development Programs JTX-2011 JTX-8064 JTX-4014

JTX-2011 Mechanism: ICOS Agonist



Clinical Evidence of Peripheral Agonism
APC
1st signal
TCR
ICOS
TCR
ICOS
ICOS
"Non-Primed"
T effector cell
"Primed"
T effector cell
JTX-2011
IFN-Y
IFN-Y
Activation of
T effector cells
T regulatory cell
NK cell
Selective reduction of
intratumoral
T regulatory cells

8 | Jounce Therapeutics © January 2019

JTX-2011: Key Learnings from Phase 1/2 ICONIC Trial Safety • JTX-2011 safe and well tolerated alone and in combination with nivolumab Preliminary Efficacy* • All durable responses and tumor reductions associated with ICOS PD biomarker – RECIST PRs in PD-1i naïve patients – Tumor reductions in PD-1i failures – All responses durable (PR ≥ 6 months) – All responders reported at ASCO 2018 on study for >1 year Patient Characteristics • Heavily pre-treated patients; high early discontinuation rate • Late lines of therapy more challenging to treat with IO therapy • Multiple solid tumors including NSCLC, HNSCC, Gastric, TNBC *Based on investigator assessments; PD-1i = PD-1 inhibitor or PD-L1 inhibitor 9 | Jounce Therapeutics © January 2019

JTX-2011: Anti-Tumor Activity Correlates with Mechanistic Biomarker ICOS hi CD4 Cells Emerge in Patients with Target Lesion Reductions* • Observed in 7/7 subjects with target lesion PR • Not observed in 12/12 subjects with target lesion progression Limited longitudinal samples for some subjects N= 45 subjects from mono and combo cohorts with evaluable samples Data cut-off as of December 18, 2018 >30% target lesion reduction *Best response observed for target lesion, based on investigator assessments 10 | Jounce Therapeutics © January 2019

The Importance of ICOS hi CD4 Cells

PD-1i Does Not Induce ICOS hi CD4 Cells

Emergence of ICOS hi CD4 cells is due to JTX-2011



Anti-PD-1
CD4
ICOS

- 77 patients treated with PD-1i monotherapy
- 6 confirmed responders
- 0 patients with ICOS hi CD4 cells

Harvey, Jounce Therapeutics as of SITC 2018

JTX-2011 Amplifies an Immune Response

Only ICOS hi CD4 cells can be activated by JTX-2011



ICOS hi Population
ICOS lo Population
CD4
ICOS

11 | Jounce Therapeutics © January 2019

JTX-2011: Reverse Translational Work Leads to Two Development Paths Predictive Biomarker CTLA-4i Combination Two Prioritize combination Development Identify baseline agents that induce Paths characteristics to predict which patients are able to ICOS hi CD4 cells induce ICOS hi CD4 cells Induction of ICOS by Ipilimumab Limited longitudinal samples for some subjects >30% target Carthon et al, Clin Can Res (2010) Data cut-off as of December 18, 2018 lesion reduction Move beyond PD-1 centric approach Identify the right patients 12 | Jounce Therapeutics © January 2019

JTX-2011 Development Paths: New Phase 2 Studies New Phase 2 JTX-2011 Upcoming Preliminary Efficacy Milestones New Schedules & Combination Sequences CTLA-4i • Initiate new Phase 2 studies PD-1i Experienced NSCLC • ICONIC data update – PFS and OS PD-1i Experienced Bladder – Further mechanistic and predictive biomarker PD-1i Naïve Bladder reverse translational data • Preliminary efficacy data PD-1i and/or monotherapy expected in 2020 • Predictive Biomarker • Multiple Tumor Types 13 | Jounce Therapeutics © January 2019

JTX-2011: Opportunity in PD-1i Experienced NSCLC


Patients with Driver Mutation Negative Stage IV NSCLC
1L
Platinum chemo
PD-1i +/- chemo
2L
PD-1i
Docetaxel ORR ~6%
3L
Docetaxel ORR ~6%
PD-1i failure patients; High unmet need
Sequenced combination CTLA-4i & JTX-2011

Rationale

- Re-treatment of PD-1i failures with PD-1i combinations has not addressed the unmet need
- Tumor reductions observed in ICONIC PD-1i failure NSCLC patients*, accompanied by ICOS hi cells
- CTLA-4i combination activity in NSCLC
- Large market opportunity with the potential for a fast path to approval

*As presented at ASCO 2018

Source: Docetaxel prescribing info (Sanofi-Aventis and generic labels), ASCO guidelines, Decision Resources Group: NSCLC Disease Landscape & Forecast 2018, NCCN Guidelines®, primary market research

14 | Jounce Therapeutics © January 2019

JTX-2011: Opportunities in PD-1i Experienced and Naïve Bladder Patients


Patients with Stage IV Bladder Cancer
1L
2L
3L
Cisplatin + gemcitabine
(cisplatin-eligible)
Single-agent PD-1i or chemo
(cis/platinum ineligible)
Unmet need in
IO naïve patients
CTLA-4i and JTX-2011
Single-agent PD-1i
Single-agent chemo
PD-1i naïve
PD-1i experienced
Unmet need in
PD-1i failures
CTLA-4i and JTX-2011
Single-agent chemo

Rationale

- PD-1i experienced: similar market drivers as in NSCLC
- PD-1i naïve: relatively low PD-1i response rates in chemo-ineligible and chemo failure patients
- CTLA-4i shown to induce ICOS hi CD4 cells in bladder cancer*

* Carthon et al, Clin Can Res (2010)

Source: ASCO guidelines, Decision Resources Group: Bladder Cancer Disease Landscape & Forecast 2018, NCCN Guidelines®, primary market research

15 | Jounce Therapeutics © January 2019
Jounce Therapeutics

Development Programs JTX-2011 JTX-8064 JTX-4014

Discovery Platform Relies on Human Immune Tumor Composition HOT T cells in the tumor COLD Macrophages in the tumor Potential single agent PD-1i Highest responders Unmet need 17 | Jounce Therapeutics © January 2019

JTX-8064: LILRB2* Inhibitor Highly Selective Monoclonal Antibody Reprograms Human Macrophages to Anti-Tumor Phenotype Pro-Inflammatory Anti-Inflammatory • TNFa • CCL2 • IL-6 • IL-10 JTX-8064 promotes M1-like activation JTX-8064 attenuates M2-like activation 1 0 0 0 0 1 0 0 0 0 8 0 0 0 d 8 0 0 0 d e e c Control mAb c JTX-8064 ) ) u u L L 6 0 0 0 6 0 0 0 d d o m m o r / / r p g g p p p 4 0 0 0 4 0 0 0 0 ( ( 6 1 - JTX-8064 - L I L 2 0 0 0 I 2 0 0 0 Control mAb 0 0 0 . 0 0 0 0 0 1 0 . 0 0 0 1 0 . 0 1 1 1 0 0 0 . 0 0 0 0 0 1 0 . 0 0 0 1 0 . 0 1 1 1 0 0 A n t i b o d y C o n c e n t r a t i o n (  g / m L ) A n t i b o d y C o n c e n t r a t i o n (  g / m L ) * Also known as ILT4 18 | Jounce Therapeutics © January 2019

Deletion of PirB (LILRB2 Analog) Results in Anti-Tumor Activity Mouse expressing normal PirB target Mouse lacking PirB target MC38 tumor (macrophage staining) W T M C 3 8 P ir B M C 3 8 3 5 0 0 3 5 0 0 ) ) 3 3 3 0 0 0 3 0 0 0 m m m m 2 5 0 0 ( 2 5 0 0 ( e e m 2 0 0 0 2 0 0 0 m u u l l o 1 5 0 0 o 1 5 0 0 V V r r o 1 0 0 0 1 0 0 0 o m m u 5 0 0 u 5 0 0 T T 0 0 0 1 0 2 0 3 0 0 1 0 2 0 3 0 D a y D a y IND filing and initiation of Phase 1 expected in 2019 19 | Jounce Therapeutics © January 2019

Development Programs JTX-2011 JTX-8064 JTX-4014

JTX-4014: PD-1i Program On Track • IND filed Sept 2018 • Enrollment in first cohort completed • Establish safety and RP2D in 2019 Well-characterized PD-1 antibody Objective: Monotherapy safety & POC • Fully human IgG4 • For use in combinations with potential • Blocks binding to PD-L1 and PD-L2 future product candidates 21 | Jounce Therapeutics © January 2019

DELIVERING VALUE PIPELINE EXECUTION APPROACH & IO OPPORTUNITY 22 | Jounce Therapeutics © January 2019

2018 Accomplishments and 2019 Upcoming Milestones 2018 2019 ✓ Reported JTX-2011 preliminary clinical ▪ Three immunotherapies in the clinic efficacy results in Q2 ▪ JTX-2011: Data update including PFS ✓ Initiated new JTX-2011 combination and OS from ICONIC in 1H (CTLA-4i) ▪ JTX-2011: Initiate new Phase 2 studies ✓ Advanced next development ▪ JTX-4014: Establish safety and RP2D candidate into IND enabling activities ▪ JTX-8064: File IND and initiate Phase 1 ✓ Submitted IND for JTX-4014 ▪ (PD-1i) Advance next development candidate into IND enabling studies 23 | Jounce Therapeutics © January 2019

Financial Strength and Flexibility Company History • Strong balance sheet: – ~$215M cash and investments, Event Date Gross $ Comment as of September 30, 2018 Series A 2013 $47M Third Rock • Financial guidance: Ventures – End 2018 with $185M - $195M in cash Series B 2015 $56M Fidelity, – 2019 cash burn $80M - $95M Wellington, others – 2019 revenue of $50M - $60M (non-cash) CELG 2016 $225M US profit sharing Collaboration upfront on optioned • Common stock outstanding: $36M programs – 32.7M shares as of November 9, 2018 equity Initial Public 2017 $117M Upsized deal Offering (gross) 24 | Jounce Therapeutics © January 2019

Jounce Therapeutics A Next Gen Immunotherapy Company